UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2012

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	000-00565	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 2, 2012, Alexander & Baldwin, Inc. (“A&B” or the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to provide unaudited pro forma condensed consolidated financial statements that give effect to the planned separation of the Company into two independent, publicly traded companies. This Current Report on Form 8-K/A amends and restates Item 8.01 and the unaudited pro forma condensed consolidated statements of income contained in Exhibit 99.1 to, among other things,  remove the references to, and disclosures of, discontinued operations.

Item 8.01. Other Events

Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 1, 2011, A&B announced that its Board of Directors unanimously approved a plan to pursue the separation (the “Separation”) of the Company to create two independent, publicly traded companies:

•           A Hawaii-based land company with interests in real estate development, commercial real estate and agriculture, which will retain the Alexander & Baldwin, Inc. name (“Alexander & Baldwin”); and

•           An ocean transportation company serving the U.S. West Coast, Hawaii, Guam, Micronesia and China, and a domestic logistics company, all under the Matson name (“Matson”).

Attached hereto as Exhibit 99.1 are unaudited pro forma condensed consolidated financial statements that give effect to the Separation.  Specifically, the unaudited pro forma condensed consolidated financial statements exclude the results of the real estate development, real estate leasing and agricultural businesses. Additional information concerning the unaudited pro forma condensed consolidated financial statements is contained in Exhibit 99.1.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Alexander & Baldwin Holdings, Inc. (“Holdings”) filed an amended registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed reorganization on March 20, 2012.  A&B’s SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION.  The definitive proxy statement/prospectus will be mailed to A&B shareholders prior to the shareholder meeting.  In addition, investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization, from the SEC at the SEC’s website at http://www.sec.gov.  In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization can be obtained without charge by sending a request to Alexander & Baldwin, Inc., P.O. Box 3440, Honolulu, Hawaii 96801-3440, Attention: Investor Relations; by calling (808) 525-6611; or by accessing them on A&B’s web site at http://www.alexanderbaldwin.com.

Participants In The Solicitation

A&B, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of A&B in favor of the proposed holding company reorganization.  Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that A&B and Holdings intend to file with the SEC in connection with the annual meeting of shareholders of A&B.

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Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2012

ALEXANDER & BALDWIN, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President,
Chief Financial Officer and Treasurer

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